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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC 20549-1004

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


            Date of report
(Date of earliest event reported)   October 5, 1999


                           Orleans Homebuilders, Inc.
               (Exact Name of Registrant as Specified in Charter)


         Delaware                        1-6830                   59-0874323
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(State or Other Jurisdiction      (Commission File Number)      (IRS Employer
     of Incorporation)                                       Identification No.)


One Greenwood Square, 3333 Street Road, Suite 101, Bensalem, PA       19020
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(Address of Principal Executive Offices)                            (Zip Code)

Registrant's telephone number, including area code:        (215)245-7500
                                                           -------------

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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On October 5, 1999, the Registrant engaged KPMG LLP ("KPMG") as its principal independent accountants to audit its financial statements for the fiscal year ended June 30, 1999. The decision to engage KPMG was approved by the Audit Committee of the Board of Directors and the Board of Directors of the Registrant.

         Neither the Registrant nor anyone on its behalf consulted KPMG during the Registrant's two most recent fiscal years or the subsequent interim period prior to the Registrant's engagement of KPMG.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ORLEANS HOMEBUILDERS, INC.


October 7, 1999                     By:     /s/ Joseph A. Santangelo
                                         --------------------------------------
                                            Joseph A. Santangelo
                                            Chief Financial Officer,
                                              Secretary and Treasurer